UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2011

SCHAWK, INC.
(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	1-09335	66-0323724
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
1695 South River Road Des Plaines, IL		60018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (847) 827-9494

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On September 13, 2011, Schawk, Inc. (the “Company”) announced that the staff of the Division of Enforcement of the Securities and Exchange Commission had completed its investigation of certain accounting matters related to the Company’s restatement of its financial results for the years ended December 31, 2005 and 2006 and the first three quarters of 2007, which was announced in conjunction with the Company’s filing of its fiscal 2007 Form 10-K, and does not intend to recommend that the SEC take any enforcement action against the Company.

A copy of the Company’s press release announcing the completion of the investigation is attached as Exhibit 99.1 and incorporated herein.

Item 9.01—Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99.1—Press release dated September 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHAWK, INC.

Date: September 13, 2011	By:	/s/Timothy J. Cunningham
Name: Timothy J. Cunningham
Title: Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press release dated September 13, 2011